             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

           _______________________________________

                          FORM 8-K

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934
               Date of Report October 7, 1996
              (Date of Earliest Event Reported)

           _______________________________________

                  Precision Castparts Corp.
   (Exact name of registrant as specified in its charter)


         Oregon                1-10348        93-0460598
(State or other jurisdiction (Commission   (I.R.S. Employer
  of incorporation of         File No.)  Identification No.)
     organization)
4650 S.W. Macadam Avenue
       Suite #440
Portland, Oregon 97201-4254

               Registrant's telephone number,
      including area code:  Telephone:  (503) 417-4800


   (Former name or address, if changed since last report)

                              Oregon
                   (State or other jurisdiction
                       of incorporation of
                          organization)
                      4600 S.E. Harney Drive
                   Portland, Oregon 97206-0898

               Registrant's telephone number,
      including area code:  Telephone:  (503) 777-3881


           _______________________________________





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Item 5.

                        OTHER EVENTS
<New Business Address>
Effective October 7, 1996, the new address for the Corporate
Offices of Precision Castparts Corp. is:

[STREET1]
     4650 S.W. Macadam Avenue
[STREET2]
     Suite #440
[CITY]
     Portland,
[STATE]
     OR
[ZIP]
     97201-4254
[PHONE]
     (503) 417-4800
</New Business Address>

                         SIGNATURES
     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PRECISION CASTPARTS CORP.

Dated  October 23, 1996       /s/  W.D. Larsson
                              ______________________________
                              W. D. Larsson
                              Vice President and
                              Chief Financial Officer

















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